UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2006
Merrill Lynch & Co., Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective October 1, 2006, Virgis Colbert, 66, retired executive vice president of worldwide operations for Miller Brewing Company, and Dame Judith Mayhew Jonas, 57, a member of the U.K. government’s Commission for Equality and Human Rights, have been elected to the board of directors of Merrill Lynch & Co., Inc. Mr. Colbert has been named to the Nominating and Corporate Governance Committee of the Board. Dame Judith Mayhew Jonas was named to the Audit Committee and the Public Policy and Responsibility Committee of the Board of Directors.
A press release announcing Mr. Colbert’s and Dame Jonas’s election was issued on October 2, 2006. A copy is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number
99.1	Press release, dated October 2, 2006, issued by Merrill Lynch & Co., Inc.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

By:	/s/ Judith A. Witterschein
Judith A. Witterschein
Corporate Secretary

Date: October 2, 2006

EXHIBIT INDEX

Exhibit Number
99.1	Press release, dated October 2, 2006, issued by Merrill Lynch & Co., Inc.